Exhibit 99.1
FOR IMMEDIATE RELEASE
November 2, 2011
Analyst Contacts: Max Kuniansky, (702) 402-5627
Britta Carlson, (702) 402-5624
Media Contact: Karl Walquist, (775) 834-3891
NV Energy Reports Third Quarter Earnings
Las Vegas — NV Energy, Inc. (NYSE: NVE) today announced financial results for the three months and nine months ended September 30, 2011.
NV Energy, Inc.
Consolidated Results
Periods Ended September 30

	Net Income		EPS
	($ in millions)		(diluted)
	2011	2010	2011	2010
Three Months	$173.5	$177.5	$0.73	$0.75
Nine Months	$188.7	$212.8	$0.80	$0.90
“As expected, the completion of the new Harry Allen combined cycle plant was a key factor affecting our third quarter results,” said Michael Yackira, president and chief executive officer of NV Energy, Inc. “Harry Allen concludes our major investments in new efficient generation over the past five years. I am pleased that our continuing efforts to control spending helped mitigate the additional costs of this new plant.”
The 2010 amounts in the table above incorporate an $8.0 million (pre-tax) accrual for the September 2010 termination of a long term service agreement1. In the third quarter of 2011, after reaching a settlement with the vendor, NV Energy reversed the accrued termination costs. The reversal benefitted results for the three and nine months ended September 30, 2011 by $8.0 million (pre-tax).
Results for the nine months ended September 30, 2011 were adversely affected by $8.6 million of pre-tax adjustments in connection with energy efficiency implementation rates as previously disclosed.
Results for both periods ended September 30, 2010 reflect the results of NV Energy’s California operations, which were sold effective January 1, 2011. Results for the nine months ended September 30, 2010 also reflect a $7.6 million pre-tax gain on a May 2010 asset sale as previously disclosed.

1  A revision to the September 30, 2010 SEC Form 10-Q as disclosed in the SEC Form 10-K for the fiscal year ended December 31, 2010.
Webcast Scheduled for 7 a.m. PDT today, Wednesday, November 2, 2011
Senior management of NV Energy will review the company’s third quarter 2011 financial results and other matters during a conference call and live webcast today, Wednesday, November 2, at 7 a.m. Pacific Daylight Time.
The webcast will be accessible on the NV Energy website at: www.nvenergy.com.

A taped replay will remain on the company’s website for approximately 30 days. To listen to the replay by telephone, call (800) 475-6701. International callers should dial (320) 365-3844. Use the conference call access code, 219843.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a combined 45,592 square-mile service territory, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada and nearly 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, unseasonable weather, drought, threat of wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011, and Annual Reports on Form 10-K for the year ended December 31, 2010, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
OPERATING REVENUES	$1,017,796	$1,128,039	$2,333,710	$2,625,211

OPERATING EXPENSES:
Fuel for power generation	216,779	247,233	519,920	650,514
Purchased power	223,348	249,854	518,672	522,538
Gas purchased for resale	10,137	10,823	87,753	101,536
Deferred energy	(33,620)	34,055	(43,678)	106,554
Other operating expenses	127,645	112,741	331,166	320,755
Maintenance	11,369	31,126	73,317	85,715
Depreciation and amortization	93,737	83,423	266,445	249,067
Taxes other than income	15,205	15,420	46,134	47,532

Total Operating Expenses	664,600	784,675	1,799,729	2,084,211

OPERATING INCOME	353,196	343,364	533,981	541,000

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $1,326, $6,485, $10,371 and $17,349)	(80,496)	(80,789)	(238,718)	(241,625)
Interest expense on regulatory items	(4,316)	(3,685)	(12,140)	(8,753)
AFUDC-equity	1,690	7,824	12,854	20,915
Other income	4,645	9,246	14,942	30,524
Other expense	(9,857)	(4,313)	(23,600)	(17,038)

Total Other Income (Expense)	(88,334)	(71,717)	(246,662)	(215,977)

Income Before Income Tax Expense	264,862	271,647	287,319	325,023

Income tax expense	91,400	94,101	98,639	112,252

NET INCOME	$173,462	$177,546	$188,680	$212,771

Amount per share basic and diluted
Net income per share — basic	$0.74	$0.76	$0.80	$0.91
Net income per share — diluted	0.73	0.75	0.80	0.90
Weighted Average Shares of Common Stock Outstanding — basic	235,990,373	235,117,058	235,796,321	234,991,208

Weighted Average Shares of Common Stock Outstanding — diluted	237,901,330	236,477,187	237,320,796	236,136,725

Dividends Declared Per Share of Common Stock	$0.12	$0.11	$0.36	$0.33

NV ENERGY, INC.
CONSOLIDATED OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Residential	4,322	4,409	(2.0)%	8,694	9,007	(3.5)%
Commercial	2,141	2,192	(2.3)%	5,472	5,616	(2.6)%
Industrial	2,713	2,799	(3.1)%	7,680	7,707	(0.4)%

TOTAL RETAIL	9,176	9,400	(2.4)%	21,846	22,330	(2.2)%
Other	65	67	(3.0)%	178	181	(1.7)%

TOTAL	9,241	9,467	(2.4)%	22,024	22,511	(2.2)%

ELECTRIC SALES — MWh’s (EXCLUDING CALIFORNIA)*
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	4,322	4,354	(0.7)%	0.9%	8,694	8,801	(1.2)%	0.9%
Commercial	2,141	2,153	(0.6)%	0.5%	5,472	5,499	(0.5)%	0.6%
Industrial	2,713	2,775	(2.2)%	(3.0)%	7,680	7,621	0.8%	(1.7)%

TOTAL RETAIL	9,176	9,282	(1.1)%		21,846	21,921	(0.3)%
Other	65	67	(3.0)%		178	181	(1.7)%

TOTAL	9,241	9,349	(1.2)%	0.8%	22,024	22,102	(0.4)%	0.8%

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.
GAS SALES — Dth
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
TOTAL RETAIL	1,187	1,272	(6.7)%	10,593	10,108	4.8%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Generated	6,180	6,263	(1.3)%	14,477	15,693	(7.7)%
Purchased	3,577	3,571	0.2%	9,081	7,854	15.6%

TOTAL	9,757	9,834		23,558	23,547

DEGREE DAYS

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
SOUTH
Heating	—	—	N/A	1,131	1,170	(3.3)%
Cooling	2,312	2,412	(4.1)%	3,329	3,418	(2.6)%

NORTH
Heating	3	39	(92.3)%	3,201	3,023	5.9%
Cooling	848	767	10.6%	960	904	6.2%
CAPITAL STRUCTURE
(dollars in thousands)

	September 30, 2011		September 30, 2010
Current maturities of long-term debt	$136,139	1.6%	$356,538	3.9%
Long-term debt	5,038,232	58.3%	5,313,407	58.8%

Total debt	$5,174,371	59.9%	$5,669,945	62.8%
Total shareholders’ equity	3,465,689	40.1%	3,363,314	37.2%

Total capitalization (including current maturities of long-term debt)	$8,640,060	100.0%	$9,033,259	100.0%

AVAILABLE LIQUIDITY AS OF SEPTEMBER 30, 2011
(dollars in millions)

	NVE	NPC	SPPC
Cash and Cash Equivalents	$32.9	$34.8	$66.3
Balance available on Revolving Credit Facilities	N/A	548.0	237.5
Less reduction for hedging transactions	N/A	(1.7)	(0.5)

	$32.9	$581.1	$303.3

NEVADA POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
OPERATING REVENUES	$798,914	$870,950	$1,662,880	$1,836,144

OPERATING EXPENSES:
Fuel for power generation	162,976	181,100	378,790	469,282
Purchased power	181,733	216,309	399,707	412,276
Deferred energy	(10,354)	22,296	(1,274)	81,719
Other operating expenses	88,455	73,762	215,491	203,773
Maintenance	3,460	23,707	45,122	58,945
Depreciation and amortization	67,212	56,575	186,798	169,330
Taxes other than income	9,105	9,038	28,209	28,857

Total Operating Expenses	502,587	582,787	1,252,843	1,424,182

OPERATING INCOME	296,327	288,163	410,037	411,962

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $842, $5,787, $8,962 and $15,763)	(55,267)	(54,144)	(163,036)	(161,496)
Interest expense on regulatory items	(2,478)	(1,157)	(5,911)	(1,965)
AFUDC-equity	1,026	6,795	10,979	18,555
Other income	2,990	3,842	9,298	9,084
Other expense	(7,324)	(3,034)	(15,235)	(9,338)

Total Other Income (Expense)	(61,053)	(47,698)	(163,905)	(145,160)

Income Before Income Tax Expense	235,274	240,465	246,132	266,802

Income tax expense	80,666	81,537	84,481	90,416

NET INCOME	$154,608	$158,928	$161,651	$176,386

NEVADA POWER COMPANY
CONSOLIDATED OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	3,711	3,758	(1.3)%	1.1%	7,021	7,162	(2.0)%	1.1%
Commercial	1,319	1,327	(0.6)%	0.7%	3,307	3,322	(0.5)%	0.5%
Industrial	2,070	2,123	(2.5)%	(2.9)%	5,793	5,771	0.4%	(1.7)%

TOTAL RETAIL	7,100	7,208	(1.5)%		16,121	16,255	(0.8)%
Other	61	63	(3.2)%		166	169	(1.8)%

TOTAL	7,161	7,271	(1.5)%	1.0%	16,287	16,424	(0.8)%	1.0%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Generated	4,879	4,738	3.0%	11,138	11,868	(6.2)%
Purchased	2,520	2,804	(10.1)%	5,821	5,211	11.7%

TOTAL	7,399	7,542		16,959	17,079

DEGREE DAYS

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Heating	—	—	N/A	1,131	1,170	(3.3)%
Cooling	2,312	2,412	(4.1)%	3,329	3,418	(2.6)%
CAPITAL STRUCTURE
(dollars in thousands)

	September 30, 2011		September 30, 2010
Current maturities of long-term debt	$136,139	2.1%	$356,538	5.3%
Long-term debt	3,352,044	52.4%	3,546,724	53.2%

Total debt	$3,488,183	54.5%	$3,903,262	58.5%
Total shareholders’ equity	2,913,311	45.5%	2,764,475	41.5%

Total capitalization (including current maturities of long-term debt)	$6,401,494	100.0%	$6,667,737	100.0%

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
OPERATING REVENUES:
Electric	$202,263	$237,798	$545,462	$649,337
Gas	16,615	19,286	125,357	139,711

Total Operating Revenues	218,878	257,084	670,819	789,048

OPERATING EXPENSES:
Fuel for power generation	53,803	66,133	141,130	181,232
Purchased power	41,615	33,545	118,965	110,262
Gas purchased for resale	10,137	10,823	87,753	101,536
Deferral of energy — electric — net	(22,095)	9,964	(45,924)	17,189
Deferral of energy — gas — net	(1,171)	1,795	3,520	7,646
Other operating expenses	38,529	38,004	113,432	114,371
Maintenance	7,909	7,419	28,195	26,770
Depreciation and amortization	26,525	26,848	79,647	79,737
Taxes other than income	6,052	6,330	17,675	18,494

Total Operating Expenses	161,304	200,861	544,393	657,237

OPERATING INCOME	57,574	56,223	126,426	131,811

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $484,
$698, $1,409 and $1,586)	(16,861)	(16,983)	(50,581)	(51,141)
Interest expense on regulatory items	(1,838)	(2,528)	(6,229)	(6,788)
AFUDC-equity	664	1,029	1,875	2,360
Other income	1,448	2,379	4,677	14,276
Other expense	(2,255)	(1,285)	(7,403)	(7,555)

Total Other Income (Expense)	(18,842)	(17,388)	(57,661)	(48,848)

Income Before Income Tax Expense	38,732	38,835	68,765	82,963

Income tax expense	13,396	14,373	23,341	30,066

NET INCOME	$25,336	$24,462	$45,424	$52,897

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Residential	611	651	(6.1)%	1,673	1,845	(9.3)%
Commercial	822	865	(5.0)%	2,165	2,294	(5.6)%
Industrial	643	676	(4.9)%	1,887	1,936	(2.5)%

TOTAL RETAIL	2,076	2,192	(5.3)%	5,725	6,075	(5.8)%
Other	4	4	N/A	12	12	—%

TOTAL	2,080	2,196	(5.3)%	5,737	6,087	(5.7)%

ELECTRIC SALES — MWh’s (EXCLUDING CALIFORNIA)*
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	611	596	2.5%	0.3%	1,673	1,639	2.1%	0.3%
Commercial	822	826	(0.5)%	0.1%	2,165	2,177	(0.6)%	0.8%
Industrial	643	652	(1.4)%	(4.2)%	1,887	1,850	2.0%	(1.8)%

TOTAL RETAIL	2,076	2,074	0.1%		5,725	5,666	1.0%
Other	4	4	N/A		12	12	—%

TOTAL	2,080	2,078	0.1%	0.2%	5,737	5,678	1.0%	0.4%

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.
GAS SALES — Dth
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
TOTAL RETAIL	1,187	1,272	(6.7)%	10,593	10,108	4.8%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Generated	1,301	1,525	(14.7)%	3,339	3,825	(12.7)%
Purchased	1,057	767	37.8%	3,260	2,643	23.3%

TOTAL	2,358	2,292		6,599	6,468

DEGREE DAYS

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year

Heating	3	39	(92.3)%	3,201	3,023	5.9%
Cooling	848	767	10.6%	960	904	6.2%
CAPITAL STRUCTURE
(dollars in thousands)

	September 30, 2011		September 30, 2010
Long-term debt	$1,179,688	55.1%	$1,281,138	55.8%

Total debt	$1,179,688	55.1%	$1,281,138	55.8%
Total shareholders’ equity	961,386	44.9%	1,014,181	44.2%

Total capitalization (including current maturities of long-term debt)	$2,141,074	100.0%	$2,295,319	100.0%

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs, provides a measure of income available to support the other operating expenses. Gross margin changes are based primarily on general base rate adjustments (which are required to be filed by statute every three years). Reconciliations between GAAP operating income and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.
NV Energy, Inc.
Consolidated Gross Margin
(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year %	2011	2010	Prior Year %
Operating Revenues:	$1,017,796	$1,128,039	(9.8)%	$2,333,710	$2,625,211	(11.1)%

Energy Costs:
Fuel for power generation	216,779	247,233	(12.3)%	519,920	650,514	(20.1)%
Purchased power	223,348	249,854	(10.6)%	518,672	522,538	(0.7)%
Gas purchased for resale	10,137	10,823	(6.3)%	87,753	101,536	(13.6)%
Deferred energy	(33,620)	34,055		(43,678)	106,554

	$416,644	$541,965	(23.1)%	$1,082,667	$1,381,142	(21.6)%

Gross Margin	$601,152	$586,074	2.6%	$1,251,043	$1,244,069	0.6%

Other operating expenses	127,645	112,741		331,166	320,755
Maintenance	11,369	31,126		73,317	85,715
Depreciation and amortization	93,737	83,423		266,445	249,067
Taxes other than income	15,205	15,420		46,134	47,532

Operating Income	$353,196	$343,364	2.9%	$533,981	$541,000	(1.3)%

Nevada Power Company
Gross Margin
(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year %	2011	2010	Prior Year %
Operating Revenues:	$798,914	$870,950	(8.3)%	$1,662,880	$1,836,144	(9.4)%

Energy Costs:
Fuel for power generation	162,976	181,100	(10.0)%	378,790	469,282	(19.3)%
Purchased power	181,733	216,309	(16.0)%	399,707	412,276	(3.0)%
Deferred energy	(10,354)	22,296	(146.4)%	(1,274)	81,719	(101.6)%

	$334,355	$419,705	(20.3)%	$777,223	$963,277	(19.3)%

Gross Margin	$464,559	$451,245	3.0%	$885,657	$872,867	1.5%

Other operating expenses	88,455	73,762		215,491	203,773
Maintenance	3,460	23,707		45,122	58,945
Depreciation and amortization	67,212	56,575		186,798	169,330
Taxes other than income	9,105	9,038		28,209	28,857

Operating Income	$296,327	$288,163	2.8%	$410,037	$411,962	(0.5)%

Sierra Pacific Power Company
Gross Margin
(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
			Change from			Change from
	2011	2010	Prior Year %	2011	2010	Prior Year %
Operating Revenues:
Electric	$202,263	$237,798	(14.9)%	$545,462	$649,337	(16.0)%
Gas	16,615	19,286	(13.8)%	125,357	139,711	(10.3)%

	218,878	257,084	(14.9)%	670,819	789,048	(15.0)%

Energy Costs:
Fuel for power generation	53,803	66,133	(18.6)%	141,130	181,232	(22.1)%
Purchased power	41,615	33,545	24.1%	118,965	110,262	7.9%
Gas Purchased for resale	10,137	10,823	(6.3)%	87,753	101,536	(13.6)%
Deferral of energy — electric — net	(22,095)	9,964	(321.7)%	(45,924)	17,189	(367.2)%
Deferral of energy — gas — net	(1,171)	1,795	(165.2)%	3,520	7,646	(54.0)%

	$82,289	$122,260	(32.7)%	$305,444	$417,865	(26.9)%

Gross Margin by Segment:
Electric	128,940	128,156	0.6%	331,291	340,654	(2.7)%
Gas	7,649	6,668	14.7%	34,084	30,529	11.6%

Gross Margin	$136,589	$134,824	1.3%	$365,375	$371,183	(1.6)%

Other operating expenses	38,529	38,004		113,432	114,371
Maintenance	7,909	7,419		28,195	26,770
Depreciation and amortization	26,525	26,848		79,647	79,737
Taxes other than income	6,052	6,330		17,675	18,494

Operating Income	$57,574	$56,223	2.4%	$126,426	$131,811	(4.1)%